DEAR FELLOW SHAREHOLDERS:

    Income for the first quarter was $624,118, or $.29 per share. A dividend of $.23 was declared on April 8, 1998, payable April 24, 1998 to holders of record April 17, 1998.

    Our twenty-fifth annual meeting was just adjourned. Perhaps the most remarkable event which occurred was that our fund celebrated its "silver" anniversary both intact and essentially unchanged in purpose or style since inception. We have provided a place for investors looking to keep part of their wealth safe and earning a decent return for the last generation.

    Looking ahead, our goal will be to continue to offer the same sort of quiet investment haven for the next generation.

    When Excelsior was founded, few would have predicted that oil prices would (in real terms) be lower today than they were at any time since 1973. Even fewer would have bet accurately that the stock market would rise to levels which were only recently believed to be unattainable in the real world. Both events happened.

    The imponderable question is: What happens now?

    Fortunately we will leave stock price predictions to others. Interest rates seem to be in a fairly narrow trench, with the good news of federal budget restraint offsetting possible inflationary pressures from our truly wonderful economy. There is a sense of awe which characterizes most bond market observers. As of now, we seem to be enjoying the best of all possible economic worlds -- and no one can produce a very good reason for doubting that the party will go on.

    Our federal government is running a surplus and faces the happy prospect of refunding debt at lower interest rates. Corporate America has been on a merger binge, but acquisitions have generally been financed with stock. Inflation appears to be dead despite truly excellent employment numbers. No wonder that the President wins a high approval rating for job performance.

    We are not naive enough to believe that this picture of happy prosperity will last for ever. For now, however, the good times seem to be rolling with vigor and no evident potholes mar the road. When something unforeseen stops the carnival, we hope to be sheltered from the consequences by remaining in our safe haven. Our shareholders can count on a continued commitment to the quality and liquidity which have characterized our past. We will not change course and we will not try to outguess the market.

    Our hope is that the person signing the golden anniversary letter will be grateful.

                                          Sincerely,
                                          /s/ Townsend Brown II
                                          Townsend Brown II
                                          Chairman and President
April 8, 1998

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
March 31, 1998 (Note 1)


U.S. GOVERNMENT AND FEDERAL                  Moody's
AGENCIES OBLIGATIONS--51.74%                Rating**      Face Amount        Cost*           Value
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
         7.55%, 6/10/04                        (1)        $ 2,500,000     $ 2,423,945     $ 2,528,935
         7.50%, 7/25/20                        (1)          3,099,221       3,067,987       3,128,760
Federal National Mortgage Assn.,
     Global Bond,
         8.50%, 2/1/05                                      1,600,000       1,600,000       1,659,339
Government National Mortgage Assn.,
         6%, 7/20/27                           (1)            958,868         963,510         971,545
         7%, 5/15/22                           (1)            252,220         251,905         254,664
         7%, 4/15/23                           (1)          3,238,937       3,240,962       3,270,323
         7%, 5/15/23                           (1)            751,931         749,699         759,217
         7%, 3/15/24                           (1)          1,569,473       1,552,798       1,584,682
         7.50%, 12/15/25                       (1)            929,390         927,938         952,916
         8%, 8/15/24                           (1)          1,370,647       1,363,151       1,419,048
         8%, 1/15/25                           (1)          1,303,897       1,260,706       1,349,942
         8.50%, 7/15/17                        (1)            809,078         829,685         853,072
         8.50%, 5/15/21                        (1)            393,386         403,405         414,776
         10%, 1/15/18                          (1)            769,329         834,842         840,972
U.S. Treasury Bond,
         7.25%, 5/15/16                        (1)          1,000,000         975,000       1,137,810
                                                          -----------     -----------     -----------
                                                           20,546,377      20,445,533      21,126,001
                                                          -----------     -----------     -----------
BONDS AND NOTES--29.17%
-----------------------------------------------------------------------------------------------------
DuPont (EI) de Nemours & Co., Notes,
         8.25%, 9/15/06                        Aa2          1,500,000       1,495,875       1,703,138
Ford Motor Credit
         6.125%, 1/9/06                         A1          2,000,000       1,989,980       1,975,910
KFW International Finance Inc., Notes,
         7.20%, 3/15/14                        Aaa          2,000,000       1,978,500       2,166,740
Republic N.Y. Corp., Notes,
         7.75%, 5/15/09                         A1          1,800,000       1,806,138       1,972,890
Wachovia Corp. Sub. Notes,
         6.375%, 2/1/09                         A1          2,000,000       1,997,400       1,985,100
Wisconsin Elec. Power Co.,
         7.25%, 8/1/04                         Aa2          2,000,000       1,988,600       2,106,904
                                                          -----------     -----------     -----------
                                                           11,300,000      11,256,493      11,910,682
                                                          -----------     -----------     -----------
SHORT-TERM HOLDINGS--19.09%
-----------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                     1,900,000       1,900,000       1,900,000
Federal National Mortgage Assn., Disc.
       Note 4/2/98                                          4,000,000       3,999,399       3,999,399
Fidelity U.S. Treasury Cash Management
       Fund                                                 1,897,568       1,897,568       1,897,568
                                                          -----------     -----------     -----------
                                                            7,797,568       7,796,967       7,796,967
                                                          -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                           $39,643,945     $39,498,993     $40,833,650
                                                          -----------     -----------     -----------
                                                          -----------     -----------     -----------

----------
Percentages are based on total investments.


         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

March 31, 1998 (Note 1)

The aggregate market value at March 31, 1998 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)           $23,292,741          70.50
    A1                  5,933,900          17.97
    Aa2                 3,810,042          11.53
                      -----------        -------
    Total             $33,036,683         100.00
                      -----------        -------
                      -----------        -------

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                     $ 1,361,028
    Aggregate gross unrealized
      depreciation                         (26,371)
                                       -----------
  Net unrealized appreciation          $ 1,334,657
                                       -----------
                                       -----------
Cost for Federal Income Tax
Purposes                               $39,498,993
                                       -----------
                                       -----------
**Credit ratings are unaudited.

         The accompanying notes are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998

ASSETS:
----------------------------------
Investments (Note 1) in securities
  at value (identified
  cost $39,498,993):
  U.S. Government and
    Federal Agencies
    obligations                   $21,126,001
  Bonds and notes                  11,910,682
  Short-term holdings               7,796,967
                                  -----------
    Total Investments                              $40,833,650
Cash                                                     6,327
Interest receivable                                    354,145
Prepaid expenses                                        19,964
                                                   -----------
    Total Assets                                    41,214,086
                                                   -----------
LIABILITIES:
----------------------------------
Accrued advisory fee (Note 3)                           56,076
Accrued operating expenses                              41,805
                                                   -----------
    Total Liabilities                                   97,881
                                                   -----------
Net Assets                                         $41,116,205
                                                   -----------
                                                   -----------
NET ASSETS consist of:
  Undistributed net investment income              $   518,016
  Accumulated net realized losses
    from investment transactions                      (384,670)
  Unrealized appreciation on investments             1,334,657
  Capital shares (Note 5)                               21,864
  Additional paid-in capital                        39,626,338
                                                   -----------
                                                   $41,116,205
                                                   -----------
                                                   -----------
Net Asset Value per share
  ($41,116,205 / 2,186,391 shares)                      $18.81
                                                        ------
                                                        ------

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the three months ended March 31, 1998
(Note 1)

INVESTMENT INCOME:
-----------------------------------
INCOME--Interest                                       $691,177
EXPENSES:
         Investment advisory fee           $28,939
         Directors' fees and expenses        2,561
         Officer's salary                   10,447
         Postage and printing                3,383
         Professional fees                   3,391
         Insurance                           5,462
         Transfer agent and
           registrar fees                    2,931
         The New York Stock
           Exchange, Inc.--annual fee        3,873
         Miscellaneous                       6,072
                                           -------
         Total expenses                                  67,059
                                                       --------
         Investment Income--Net                         624,118
                                                       --------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
--------------------------------------
Realized gain from security transactions
(excluding short-term securities):
         Proceeds from sales            $1,098,104
         Cost of sales                   1,093,924
                                        ----------
           Net realized gain                              4,180
Unrealized appreciation (depreciation)
  on investment securities:
         Beginning of period             1,336,581
         End of period                   1,334,657
                                        ----------
         Change in unrealized
           appreciation--net                             (1,924)
                                                       --------
Net realized gain and change
  in unrealized appreciation
  (depreciation) on investments                           2,256
                                                       --------
Net increase in Net Assets
         Resulting from Operations                     $626,374
                                                       --------
                                                       --------

STATEMENT OF CHANGES IN NET ASSETS

                           For the
                            three        For the
                           months         year
                            ended         ended
                          Mar. 31,      Dec. 31,
                            1998          1997
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
    Investment income--
      net (Note 1)        $  624,118   $ 2,371,900
    Realized gain on
      investments--net
      (Note 2)                 4,180       (14,361)
    Change in unrealized
      appreciation
      (depreciation)--
      net                     (1,924)      835,219
                         -----------   -----------
    Net increase
      in net assets
      resulting from
      operations             626,374     3,192,758
    Dividends to share-
      holders from:
      Investment
      income--net              --       (2,559,157)
    Cost of shares
      purchased
      pursuant to
      Section 23 of
      the Investment
      Company Act of 1940
      (Note 5)                 --          (30,805)
                         -----------   -----------
    Total increase
      (decrease)
      in net assets          626,374       602,796
NET ASSETS:
-----------------------
    Beginning of period   40,489,831    39,887,035
                         -----------   -----------
    End of period
      (including
      undistributed
      (overdistributed)
      net investment
      income of $518,016
      and ($106,102) in
      1998 and 1997,
      respectively)      $41,116,205   $40,489,831
                         -----------   -----------
                         -----------   -----------

        The accompanying notes are an integral part of these statements.
                                       4

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                     For the
                                   three months                           For the year ended
                                      ended         ---------------------------------------------------------------
                                     3/31/98            1997             1996             1995            1994*
                                   ------------     ------------     ------------     ------------     ------------
Per Share Operating
  Performance:
Net asset value, beginning of
  period                              $18.52           $18.23           $18.94           $16.87           $18.97
                                      ------           ------           ------           ------           ------
       Net investment income             .29             1.08             1.11             1.14             1.06
       Net gain (loss) on
         securities (realized
         and unrealized)                  --              .38             (.64)            2.05            (2.00)
                                      ------           ------           ------           ------           ------
Total from investment
  operations                             .29             1.46              .47             3.19             (.94)
                                      ------           ------           ------           ------           ------
Less Dividends and
  Distributions:
Dividends from net investment
  income                                  --            (1.17)           (1.18)           (1.12)           (1.03)
Distribution from realized
  gains on investments                                     --               --               --             (.16)
                                      ------           ------           ------           ------           ------
Total dividends and
  distributions                           --            (1.17)           (1.18)           (1.12)           (1.19)
                                      ------           ------           ------           ------           ------
   Treasury stock transaction             --              .00               --               --              .03
                                      ------           ------           ------           ------           ------
Net asset value, end of period        $18.71           $18.52           $18.23           $18.94           $16.87
                                      ------           ------           ------           ------           ------
                                      ------           ------           ------           ------           ------
Market value per share, end of
  period                              $17.06           $16.75           $15.75           $16.00           $14.63
                                      ------           ------           ------           ------           ------
                                      ------           ------           ------           ------           ------
Total Investment Return:
Based on market value per share        4.05%           14.51%            5.68%           17.04%           (8.64%)
Ratios To Average Net Assets:
Expenses                               0.16%            1.08%            1.07%            1.08%            1.15%
Net investment income                  1.53%            5.89%            6.02%            6.26%            5.92%
Supplemental Data:
Net assets at end of period
          (000 omitted)             $ 41,162         $ 40,490         $ 39,887         $ 41,452         $ 36,928
Portfolio turnover rate                3.25%            2.91%            5.50%           25.07%           95.53%

*Based on average shares outstanding.


         The accompanying notes are an integral part of this schedule.
                                       5

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
March 31, 1998
--------------------------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

    a) Investments--Security transactions are recorded as of the trade date. Investments owned at March 31, 1998, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

    The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

    The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

    Realized gains and losses on security transactions are determined on the basis of identified cost.

    b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $107,352 and $277,318 expiring on December 31, 2002 and December 31, 2003 respectively, available to offset future capital gains, if any.

    c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

    d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1997 is a decrease in undistributed net investment income of $14,015, a decrease in accumulated net realized loss of $15,038, and a decrease in additional paid-in capital of $1,023.

    e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
                                   6

Excelsior Income Shares, Inc.

March 31, 1998
--------------------------------------------------------------------------------

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

    The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

    Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

    Two officers of the Company are officers of United States Trust Company of New York.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended March 31, 1998, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $-0- and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $-0- and $1,093,924, respectively.

(5) CAPITAL STOCK:

At March 31, 1998, 2,186,391 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

    Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the years ended December 31, 1997 and December 31, 1994, the Company purchased 2,000 and 32,500 shares in the open market at a cost of $30,805 and $475,737, respectively.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Edwin A. Heard
James J. O'Leary
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
         and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
        of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, NY 10019

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes
current data on Excelsior, is published weekly by
The Wall Street Journal and The New York Times.
--------------------------------------------------------------------------------
                                    [LOGO]

                                    Excelsior
                                 Income Shares,
                                      Inc.




                                Quarterly Report
                                 March 31, 1998
--------------------------------------------------------------------------------